                                                                    EXHIBIT 10.4

                                                                     EXHIBIT C-2

                             FORM OF SWING LINE NOTE
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                  FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to the order of Bank of America, N.A. (the "Swing Line Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of $___________________, or such lesser principal amount of Swing Line Loans (as defined in the Credit Agreement referred to below) payable by Borrower to Swing Line Lender on such Maturity Date under that certain Credit Agreement dated as of August __, 1999 among AIMCO PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent, Issuing Lender and a Co-Lead Agent, BANKBOSTON, N.A., as a Lender, a Co-Lead Agent and Syndication Agent, and FIRST UNION NATIONAL BANK, as a Lender and Documentation Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined).

                  Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates, and payable at such times as are specified in the Credit Agreement.

                  All payments of principal and interest shall be made to Administrative Agent for the account of Swing Line Lender in United States dollars in immediately available funds at Administrative Agent's Payment Office.

                  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

                  This Note is one of the "Swing Line Loan Notes" referred to in the Credit Agreement. Reference is hereby made to the Credit Agreement for rights and obligations of payment and prepayment, events of default and the right of Lender to accelerate the maturity hereof upon the occurrence of such events.

                  Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

                  Borrower agrees to pay all collection expenses, court costs and Attorney Costs (whether or not litigation is commenced) which may be incurred by Lender in connection with the collection or enforcement of this Note.

                                     C-2-1

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                      AIMCO PROPERTIES, L.P.,
                                      a Delaware limited partnership

                                      By:      AIMCO-GP, INC.,
                                               a Delaware corporation
                                      Its:     General Partner

                                               By:
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                                                        Peter K. Kompaniez
                                                        President



                                     C-2-2

                          LOANS AND PRINCIPAL PAYMENTS



                                                                           AMOUNT OF       OUTSTANDING
                                                           END OF        PRINCIPAL OR       PRINCIPAL
                      TYPE OF          AMOUNT OF          INTEREST         INT. PAID       BALANCE THIS        NOTATION
      DATE           LOAN MADE         LOAN MADE           PERIOD          THIS DATE           DATE            MADE BY
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                                     C-2-3